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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 March 16, 2001
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                Date of Report (Date of earliest event reported)



                             Strayer Education, Inc.
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             (Exact name of registrant as specified in its charter)



               Maryland               000-21039           52-1975978
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      (State or other jurisdiction   (Commission      (IRS Employer
           of incorporation)           File No.)    Identification No.)



                  1025 15th Street, N.W. Washington, D.C. 20005
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               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (202) 408-2400
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                                 Not applicable
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          (Former name or former address, if changed since last report)




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ITEM 1.       CHANGE IN CONTROL OF REGISTRANT.

              On March 16, 2001, after receipt of stockholder approval, Strayer Education, Inc. (the "Corporation") closed into escrow (the "Escrow Closing") the sale of 5,769,231 shares of the Corporation's Series A Convertible Preferred Stock, $.01 par value per share (the "Preferred Stock"), to New Mountain Partners, L.P. and DB Capital Investors, L.P. (the "Purchasers") for an aggregate purchase price of $150,000,000, pursuant to the terms of the previously filed Preferred Stock Purchase Agreement (the "Stock Purchase Agreement") dated November 28, 2000, entered into among the Corporation and the Purchasers.

              Pursuant to the Stock Purchase Agreement, the Corporation will use the proceeds from the sale of the Preferred Stock, together with available cash on hand, to effect a tender offer (the "Tender Offer") for up to 8,500,000 shares of the Corporation's issued and outstanding common stock, par value
$.01 per share (the "Common Stock").

              Also on March 16, 2001, Ron K. Bailey and Beverly W. Bailey (the "Baileys"), who own an aggregate of approximately 53.4% of the issued and outstanding shares of Common Stock granted an irrevocable proxy to the Purchasers to vote all of the Bailey's Common Stock from the date of the Escrow Closing until the closing of the Tender Offer.

              In accordance with the Stock Purchase Agreement, immediately following the Escrow Closing, the board of directors voted to increase the size of the Board from nine to twelve members. Ron K. Bailey resigned as president and chief executive officer of the Corporation and four members, including Mr. Bailey, resigned as members of the board of directors. The Board appointed Robert S. Silberman as president and chief executive officer, and as a member of the Board of Directors. The remaining vacancies, including the three (3) newly created directorships, were filled by the appointment of six (6) nominees of the Purchasers.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)    Exhibits.

              The following are filed as exhibits to this current report on Form 8-K:

              10.1 Irrevocable Proxy from Ron K. Bailey and Beverly W. Bailey to New Mountain, L.P. and DB Capital Investors, L.P., dated March 16, 2001.



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              10.2   Preferred Stock Purchase Agreement, dated November 28, 2000 by and among Strayer Education, Inc., and New Mountain Partners, L.P. and DB Capital Investors, L.P., which is incorporated herein by reference to Annex A to Definitive Proxy Statement, filed February 14, 2000.

              10.3 Support and Option Agreement, dated as of November 28, 2000 by and among Strayer Education, Inc., Ron K. Bailey, Beverly W. Bailey, and New Mountain Partners, L.P. and DB Capital Investors, L.P., which is incorporated herein by reference to Annex E to Definitive Proxy Statement, filed February 14, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STRAYER EDUCATION, INC.


Date: March 16, 2001                        By:   /s/  Harry T. Wilkins
                                               ---------------------------------
                                               Harry T. Wilkins
                                               Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.          Description
-----------          -----------

10.1. Irrevocable Proxy from Ron K. Bailey and Beverly W. Bailey to New Mountain Partners, L.P. and DB Capital Investors,
                     L.P., dated March 16, 2001.

10.2 Preferred Stock Purchase Agreement, dated November 28, 2000 by and among Strayer Education, Inc., and New Mountain
                     Partners, L.P. and DB Capital Investors, L.P., which is incorporated herein by reference to Annex A to Definitive
                     Proxy Statement, filed February 14, 2000.

10.3 Support and Option Agreement, dated as of November 28, 2000 by and among Strayer Education, Inc., Ron K. Bailey,
                     Beverly W. Bailey, and New Mountain Partners, L.P. and DB
                     Capital Investors, L.P., which is incorporated herein by reference to Annex E to Definitive Proxy Statement, filed
                     February 14, 2000.


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